                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 1996


                        GENERAL GROWTH PROPERTIES, INC.
                        -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE              1-11656           42-1283895
--------------------------------------------------------------------------------
        (STATE OR OTHER         (COMMISSION       (IRS EMPLOYER
         JURISDICTION OF        FILE NUMBER)      IDENTIFICATION NO.)
         INCORPORATION)



          55 WEST MONROE ST., SUITE 3100, CHICAGO, ILLINOIS     60603
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 551-5000

                            ONLY THOSE ITEMS AMENDED
                              ARE REPORTED HEREIN.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Listed below are the financial statements, pro forma financial information and exhibits filed as a part of this report:

     a. Financial Statements of Businesses Acquired.

        The combined financial statement of Lansing Mall, Westwood Mall and Lakeview Square Mall and the financial statement for Park Mall listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K/A.

     b. Pro Forma Financial Information.

        The pro forma financial information of General Growth Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

     c. Exhibits

        See Exhibit Index attached hereto and incorporated herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       GENERAL GROWTH PROPERTIES, INC.



                       By:  /s/ Bernard Freibaum
                            ----------------------------
                            Bernard Freibaum
                            Executive Vice President and
                            Chief Financial Officer




                            Date: February 18, 1997

                       INDEX TO FINANCIAL STATEMENTS AND
                        PRO FORMA FINANCIAL INFORMATION


     The following financial statements and pro forma financial information are included in Item 7 of this Current Report on Form 8-K/A:


 LANSING MALL, WESTWOOD MALL AND LAKEVIEW SQUARE MALL                 Page
 ----------------------------------------------------                 ----

 Report of Independent Accountants                                    F-3

 Combined Statement of Revenues and Certain Expenses for
 the Year Ended December 31, 1995                                     F-4

 Notes to Combined Statement of Revenues and Certain
 Expenses for the Year Ended December 31, 1995                        F-5

 PARK MALL
 ----------

 Independent Auditor's Report                                         F-7

 Statement of Revenues and Certain Expenses for
 the Year Ended December 31, 1995                                     F-8

 Notes to Statement of Revenues and Certain Expenses
 for the Year Ended December 31, 1995                                 F-9

 GENERAL GROWTH PROPERTIES, INC.
 -------------------------------

 Pro Forma Condensed Consolidated Statement of
 Operations for the Year Ended December 31, 1995 (Unaudited)          F-14

 Pro Forma Condensed Consolidated Statement of
 Operations for the Nine Months Ended September 30, 1996 (Unaudited)  F-16

                          LANSING MALL, WESTWOOD MALL
                            AND LAKEVIEW SQUARE MALL
                   REPORT ON AUDIT OF THE COMBINED STATEMENT
                      OF REVENUES AND CERTAIN EXPENSES FOR
                      THE YEAR ENDED DECEMBER 31, 1995

COOPERS
& LYBRAND L.L.P.



REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
General Growth Properties, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the Lansing Mall, the Westwood Mall and the Lakeview Mall for the year ended December 31, 1995. This financial statement is the responsibility of the management of the properties. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A) as described in Note 2 and is not intended to be a complete presentation of revenues and certain expenses of the Lansing Mall, the Westwood Mall and the Lakeview Square Mall.

In our opinion, the combined statement of revenues and certain expenses for the year ended December 31, 1995 presents fairly, in all material respects, the revenues and certain expenses of the Lansing Mall, the Westwood Mall and the Lakeview Square Mall for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Detroit, Michigan
January 10, 1997

LANSING MALL, WESTWOOD MALL AND LAKEVIEW SQUARE MALL
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1995




                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                                   1995
                                                                               ------------

Revenues:
            Rental income, including percentage rentals                          $13,304,337
            Tenants common area, property taxes, and insurance recovery            5,321,203
            Interest income                                                          203,529
            Other income, principally sale of electric power                         669,162
                                                                                  ----------
                                                                                  19,498,231
                                                                                  -----------
Expenses:
            Building and common area                                               3,190,433
            Real estate taxes                                                      1,108,188
            Management fee                                                         1,207,308
            General and administrative                                               651,482
                                                                                  ----------
                                                                                   6,157,411
                                                                                  ----------
            Revenues in excess of certain expenses                               $13,340,820
                                                                                  ==========

The accompanying notes are an integral part of the financial statements.

LANSING MALL, WESTWOOD MALL AND LAKEVIEW SQUARE MALL
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. BUSINESS:

    The combined statement of revenues and certain expenses includes the operations of the Lansing Mall, the Westwood Mall and the Lakeview Square Mall (the "Malls"). The Malls, which are located throughout Michigan, were transferred to General Growth Properties, Inc. (the "Company") on December 6, 1996, effective November 1, 1996.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    a.   BASIS OF PRESENTATION:  The accounts of each property are
         combined in the statement of revenues and certain expenses. The financial statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired properties have been excluded in accordance with Rule 3-14 of
         Regulation S-X of the Securities and Exchange Commission.   Expenses
         excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the properties.

    b. REVENUE RECOGNITION: The Company recognizes rental revenue at the time that the rental payments are received. The amount of rental revenue recognized under this method approximates the amount of rental revenue that would be recognized on a straight line basis over the life of the lease.

    c. ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

3.   LEASES:

    The following is a schedule, by year, of future minimum rental payments expected under executed operating leases of the Lansing Mall, Westwood Mall and Lakeview Square Mall that have initial or remaining noncancelable lease terms in excess of one year, as of December 31, 1995.


1996                            $12,032,172
1997                             10,996,418
1998                              9,911,782
1999                              8,925,750
2000 and beyond                  38,545,303
                                 ----------
                                $80,411,425
                                 ==========


                                  PARK MALL
                   A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                      FORMERLY THE KIVEL REVOCABLE TRUST

              AUDITED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                                --------------

ADDISON, ROBERTS & LUDWIG, P.C.

CERTIFIED PUBLIC ACCOUNTANTS


                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
General Growth Properties, Inc.

We have audited the statement of revenues and certain expenses of Park Mall, a Project of K-GAM Limited Partnership, formerly the Kivel Revocable Trust for the year ended December 31, 1995. These financial statements are the responsibility of Park Mall's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of General Growth Properties, Inc. and is not intended to be a complete presentation of Park Mall's revenues and expenses.

In our opinion, the financial statement referred to above present fairly, in all material respects, the revenues and certain expenses of Park Mall for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


ADDISON, ROBERTS & LUDWIG, P.C.

Tucson, Arizona
July 19, 1996

                                   PARK MALL
                    A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                       FORMERLY THE KIVEL REVOCABLE TRUST


                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  ____________



Revenues                                               $7,531,145
Certain Expenses:
     Payroll and related costs                            745,606
     Property taxes                                       673,562
     Utilities and telephone                              248,397
     Security                                             196,868
     Maintenance and repairs                              152,183
     Property insurance                                   149,955
     Advertising and promotion                            126,771
     Supplies                                              96,947
     Other expenses                                        22,947
                                                        ---------
     Total certain expenses                             2,413,236
Revenues in excess of certain expenses                  ---------
                                                       $5,117,909
                                                        =========


    The accompanying notes are an integral part of the financial statement.

                                   PARK MALL
                    A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                       FORMERLY THE KIVEL REVOCABLE TRUST

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                  ___________


1. Basis of Presentation and Summary of Significant Accounting Policies

   Park Mall

   Park Mall (a project of K-GAM Limited Partnership, formerly the Kivel Revocable Trust) ("the Project") is an air conditioned single level retail shopping mall located in Tucson, Arizona. The one million plus square foot facility was built in 1974. In addition to the three major department stores (Dillard's, Macy's and Sears), the mall has nearly one hundred retail or service shops. Macy's and Sears each own their pad, parking lot and building which represents 420,000 square feet. Dillard's and the mall shops represent 439,000 square feet of gross leasable area.

   The property also includes an adjacent 12 acre parcel of land located east of the mall which is available for future development.

   Ownership

   The Project was owned by the Kivel Revocable Trust with Joseph and Esther Kivel as grantors for all periods until Mr. Kivel's death in 1995. In August of 1995 the property was transferred to the K-GAM Limited Partnership. The partnership's General Partner is K-GAM Management LLC whose members are the Lee A. Kivel Trust of Trust B of the Kivel Revocable Trust and the Foster D. Kivel Trust of Trust B of the Kivel Revocable Trust. The trustees are Lee A. Kivel, Foster D. Kivel and Frederick P. Dooley.

   Basis of Presentation

   The statement is not representative of the actual operations of Park Mall for the year presented. Certain expenses, primarily depreciation and amortization expense, interest expense, management fees and certain corporate expenses which have been excluded.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

                                   PARK MALL
                    A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                       FORMERLY THE KIVEL REVOCABLE TRUST

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                   _________

   Revenue Recognition

   Rent income is recognized when earned in accordance with tenant leases. Rent concessions are not material. Percentage rental income and a portion of property tax income are collected in the year following the year when it is earned. Accrued rental income represents earned, unbilled percentage rent revenue, and property tax revenue.

   Advertising Costs

   The cost of advertising, primarily paid to the Park Mall Merchants Association, is expensed when incurred or when the first advertising takes place. Park Mall does not participate in direct-response advertising which requires the capitalization and amortization of related costs.

   Income Taxes

   Park Mall taxable income is taxed at the individual or trust level. No provision for income taxes is included in the accompanying financial statements.

                                   PARK MALL
                    A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                       FORMERLY THE KIVEL REVOCABLE TRUST

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                   __________

2. Tenant Leases

   Shopping center space is leased to tenants pursuant to noncancelable operating lease agreements. Tenant leases typically provide for guaranteed minimum rent, percentage rent and other charges to cover certain operating costs.

   Following is a summary of future minimum tenant lease payments receivable under noncancelable leases in excess of one year at December 31, 1995. The summary excludes contingent rentals and amounts reimbursable by tenants for property taxes, insurance and maintenance. Annual percentage rentals are approximately $450,000. Lease terms range from month to month to 30 years.


             1996                                       $4,534,587
             1997                                        3,706,048
             1998                                        3,055,178
             1999                                        2,713,151
             2000                                        2,178,708
             Thereafter                                  6,856,014
                                                        ----------
                                                       $23,043,686
                                                        ==========

3. Related Party Transactions

   Park Mall is one of several projects or investments who share common ownership. Receipts from all commonly owned properties are deposited to a single cash account. Reports for payroll and rental taxes are filed on a combined basis. Expenses are allocated based on actual payroll burden and rental tax liability. Insurance premiums paid through the Park Mall operating account are allocated based on property location to other projects or investments. Expenses allocable to other projects or investments, which were paid from the Park Mall operating account are reported as owner distributions. These expenses include, but are not limited to, professional fees and owner compensation.

   Park Mall leases retail space to CALO Jewelers, Republic Food (Hungry Hut, Mr. Pretzel/Star Port) and Sportsworld. These entities are owned by Kivel family members.

   Net rental revenue earned from these entities for the year ended December 31, 1995 is as follows:

                          1995
                       ---------
Calo Jewelers          $ 55,100
Hungry Hut               40,800
Mr. Pretzel/Star Port    31,800
Sportsworld              96,752
                        -------
                       $224,452
                        =======

                                   PARK MALL
                    A PROJECT OF K-GAM LIMITED PARTNERSHIP,
                       FORMERLY THE KIVEL REVOCABLE TRUST

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                  ___________

4. Commitments

   The Project is committed to several operating leases for office and maintenance equipment and vehicles. Rent expense for the year ended December 3, 1995 was $9,334. Approximate future minimum lease payments of all non-cancelable operating leases for the next five years follows:


                  1996                    $15,232
                  1997                     15,500
                  1998                      7,432
                  1999                        762
                  2000                          0
                                           ------
                                          $38,926
                                           ======

                        GENERAL GROWTH PROPERTIES, INC.

                         PRO FORMA FINANCIAL STATEMENTS

                        GENERAL GROWTH PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

This unaudited condensed consolidated statement of operations is presented as if the follow-on stock offering of 4,500,000 common shares which occurred on May 23, 1995, the acquisition of 100% of Natick Mall and 38.2% of the common stock of GGP/Homart, Inc. which occurred December 22, 1995, the sale of 25% and 40% of the 40% interest in CenterMark Properties, Inc. which occurred on December 19, 1995 and July 1, 1996, respectively, and the acquisition of 100% of Lakeview Square Mall, Lansing Mall, and Westwood Mall, 100% of Park Mall, 100% of Sooner Mall and 50% of Quail Springs Mall, which occurred in the fourth quarter of 1996 had all occurred on January 1, 1995. In management's opinion, all adjustments necessary to reflect these transactions have been included. Such pro forma statement of operations is based upon the historical information of General Growth Properties, Inc. and each of the above-mentioned entities. This unaudited pro forma statement of operations is not necessarily indicative of what actual results of General Growth Properties, Inc. would have been assuming such transactions had been completed as of January 1, 1995 nor does it purport to represent the results of operations for future periods.

                        GENERAL GROWTH PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)





                                              General Growth          Lakeview,
                                              Properties,             Lansing and  Park        Other
                                              Inc. (a)   Natick(b)    Westwood(c)  Mall(c)  Properties(c)    Adjustments  Pro Forma
                                              -------    ---------    -----------  -------   ------------    -----------  ---------
Total Revenues
Expenses:                                      167,396      28,693    19,498    $7,531      $4,642             $ -       $228,030

  Property operating                            61,505       5,686     4,950     2,413       1,634
   Management fees                               2,463         972     1,207         -                           -         76,188
   Depreciation and amortization                30,855          -          -         -           -            (434) (d)     4,208
                                                ------     ------     -------   ------      ------         --------       -------
 Total Expenses                                 94,823      6,658      6,157     2,413           -           9,568  (e)    40,423
 Operating Income                               72,573     22,305     13,341     5,118       1,634           9,134        120,819
 Interest expense, net                         (46,334)         -          -         -       3,008          (9,134)       107,211
 Equity consolidated affiliates:                                                                 -          (7,834) (f)   (74,168)
   Centermark Properties, Inc.                   8,628          -          -         -
   GGP/Homart, Inc.                                646          -          -         -           -           (605) (g)     8,023
   Quail Springs                                     -          -          -         -         927(j)        8,429 (h)     9,075
 Interest before minority interest              35,513     22,305     13,341     5,118           -              -            927
                                                                                             3,935         (29,144)       51,068
 Minority interest in Operating                      -          -          -         -           -         (19,202)(j)   (19,202)
  Partnership                                                                                                            $31,866
                                                35,513     22,305     13,341     5,118       3,935         (48,346)      $  1.09
 Net Income

(a) The historical operations reflect the operations for the year ended December 31, 1995 as reported by General Growth Properties, Inc.
     in its 1995 Form 10-K. The non-recurring gain on the sale of a portion of the investment in CenterMark of $33,397 is not included in the above information.
(b) The historical Natick reflects pre-acquisition amounts from January 1, 1995 through December 21, 1995 as reported by General Growth Properties, Inc. in its Form 8-K/A filed March 5, 1996.
(c)  Pre-acquisition operations from the consolidated properties.
(d)  Adjust management fees to reflect new management arrangements.
(e) Reflects depreciation and amortization of the cost of consolidated property acquisitions.
(f) Reflects additional interest costs on borrowings incurred in connection with the acquisitions net of interest costs reduction from the follow-on stock offering and the proceeds generated from the sale of CenterMark.
(g) Net increase in equity income from CenterMark to reflect reductions in ownership interest (and resulting reduced share of earnings) from 40% to 14% offset by the change from the equity method of accounting to the cost method which reflects distributions received as income.
(h)  Adjustment to reflect 38.2% of the net income of GGP/Homart.
(i)  Reflects 50% of the net income of Quail Springs Mall.
(j) Reflects adjustment for minority interests share of the pro forma net income.
(k) Pro forma net income per share is based on the pro forma weighted average common and common equivalent shares outstanding for 1995 of 29,168,488 and excludes the effect of the non-recurring gain referred to in note
     (a).

                        GENERAL GROWTH PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

This unaudited condensed consolidated statement of operations is presented as if the sale of 16% of CenterMark Properties, Inc. which occurred on July 1, 1996, and the acquisition of 100% of Lakeview Square Mall, Lansing Mall, and Westwood Mall, 100% of Park Mall, 100% of Sooner Mall and 50% of Quail Springs Mall, which occurred in the fourth quarter of 1996 had all occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect these transactions have been included. Such pro forma statement of operations is based upon the historical information of General Growth Properties, Inc. and each of the above-mentioned entities. This unaudited pro forma statement of operations is not necessarily indicative of what actual results of General Growth Properties, Inc. would have been assuming such transactions had been completed as of January 1, 1995 nor does it purport to represent the results of operations for future periods.

                        GENERAL GROWTH PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)




                                                                 Lakeview,
                                              General Growth    Lansing and                    Other
                                           Properties, Inc.(a)  Westwood(b)  Park Mall(b)  Properties(b)   Adjustments  Pro Forma
                                           -------------------  -----------  ------------  -------------   -----------  ----------
Total Revenues                             $          154,982   $   14,253   $     4,980   $     3,461     $      -     $  177,676

Expenses:
  Property operating                                   52,200        3,835         1,516         1,338            -         58,889
  Management fees                                       1,325          877             -             -         (481)(c)      1,721
  Depreciation and amortization                        28,128            -             -             -        3,529 (d)     31,657
                                           -------------------  -----------  ------------  -------------   -----------  ----------
Total Expenses                                         81,653        4,712         1,516         1,338        3,048         92,267
                                           -------------------  -----------  ------------  -------------   -----------  ----------
Operating Income                                       73,329        9,541         3,464         2,123       (3,048)        85,409
Interest expense, net                                 (50,137)           -             -             -       (5,623)(e)    (55,760)
Equity in unconsolidated affiliates:
  General Growth Management, Inc.                         565            -             -             -            -            565
  CenterMark Properties, Inc.                           6,350            -             -             -          953 (f)      7,303
  GGP/Homart, Inc.                                      5,765            -             -             -            -          5,765
  Quail Springs                                             -            -             -           593 (g)        -            593
                                           -------------------  -----------  ------------  -------------   -----------  ----------
Interest before minority interest                      35,872        9,541         3,464         2,716       (7,718)        43,875
Minority interest in Operating
  Partnership                                               -            -             -             -      (16,453)(h)    (16,453)
                                           -------------------  -----------  ------------  -------------   -----------  ----------
Net Income                                 $           35,872   $    9,541   $     3,464   $     2,716     $(24,171)    $   27,422
                                           ===================  ===========  ============  ==============  ===========  ==========

Pro forma Net Income per share(i)                                                                                       $     0.93
                                                                                                                        ==========


Notes (In thousands, except share amounts)
(a) The historical operations reflect the operations for the nine months ended September 30, 1996 as reported by General Growth Properties, Inc. in its Form 10-Q adjusted for the reclassification of the management company operations to the equity method. The non-recurring gain on the sale of a portion of the investment in CenterMark of $43,820 and the extraordinary item related to early retirement of debt of $2,291 are not included in the above information.
(b)  Pre-acquisition operations from the consolidated properties.
(c)  Adjust management fees to reflect new management arrangements.
(d) Reflects depreciation and amortization of the cost of consolidated property acquisitions.
(e) Reflects additional interest costs on borrowings incurred in connection with the acquisitions net of interest costs reduction from proceeds generated from the sale of CenterMark.
(f) Net increase in equity income from CenterMark to reflect reductions in ownership interest and resulting reduced share of earnings) from 30% to 14% offset by the change from the equity method of accounting to the cost method which reflects distributions received as income.
(g)  Reflects 50% of the net income of Quail Springs Mall.
(h) Reflects adjustment for minority interests share of the pro forma net income.
(i) Pro forma net income per share is based on the pro forma weighted average common and common equivalent shares outstanding for the nine months ended September 30, 1996 of 29,357,756 and excludes the effect of the non-recurring gain and extraordinary item referred to in note (a).